                                                                    EXHIBIT 99.3

                                   JOEL, INC.
                            D/B/A SIMON CANDY COMPANY
                                  AND PHARMALOZ
                               (An S Corporation)

                              FINANCIAL STATEMENTS

           BALANCE SHEETS AT SEPTEMBER 30, 2004 AND DECEMBER 31, 2003
                                       AND
                     STATEMENTS OF OPERATIONS, COMPREHENSIVE
                         INCOME, AND CASH FLOWS FOR THE
                  NINE MONTHS ENDED SEPTEMBER 30, 2004 AND 2003
                                       AND
                   ACCOUNTANT'S REPORT ON FINANCIAL STATEMENTS

Joel, Inc. d/b/a Simon Candy Company and Pharmaloz
Elizabethtown, Pennsylvania

We have reviewed the  accompanying  Balance Sheet of Joel Inc. d/b/a Simon Candy
Company and  Pharmaloz  (an S  Corporation)  as of September  30, 2004,  and the
related Statements of Operations,  Comprehensive  Income, and Cash Flows for the
nine months ended  September 30, 2004 and 2003, in accordance with STATEMENTS ON
STANDARDS FOR ACCOUNTING AND REVIEW SERVICES issued by the American Institute of
Certified  Public  Accountants.  All  information  included  in these  financial statements is the  representation  of the  management of Joel,  Inc. d/b/a Simon
Candy Company and Pharmaloz.

A review consists  principally of inquiries of Company  personnel and analytical procedures  applied to financial data. It is substantially less in scope than an audit in accordance  with auditing  standards  generally  accepted in the United
States of  America,  the  objective  of which is the  expression  of an  opinion regarding  the financial  statements  taken as a whole.  Accordingly,  we do not express such an opinion.

Based on our reviews, we are not aware of any material modifications that should be made to the accompanying interim financial statements in order for them to be in conformity with accounting principles generally accepted in the United States of America.

We have  previously  audited,  in accordance with auditing  standards  generally accepted in the United States of America,  the Balance Sheet of Joel, Inc. as of
December  31,  2003,  and the  related  Statements  of  Operation  and  Retained
Earnings,  Comprehensive  Income,  and Cash  Flows for the year then  ended (not presented  herein);  and in our report dated  February 20, 2004, we expressed an
unqualified  opinion  on  those  financial  statements.   In  our  opinion,  the
information set forth in the accompanying balance sheet as of December 31, 2003, is fairly  stated,  in all material  respects,  in relation to the balance sheet from which it has been derived.

/S/ McKONLY & ASBURY, LLP
-----------------------------
McKONLY & ASBURY, LLP
Harrisburg, PA

February 28, 2005

                                        2

                                   JOEL, INC.
                            D/B/A SIMON CANDY COMPANY
                                  AND PHARMALOZ
                               (An S Corporation)

                                 BALANCE SHEETS

                    SEPTEMBER 30, 2004 AND DECEMBER 31, 2003

                                     ASSETS

                                                                 September 30,    December 31,
                                                                    2004             2003
                                                                  (Unaudited)         (1)
                                                                 -------------    ------------

Current assets
      Cash and cash equivalents                                 $     44,940      $     22,606
      Investments                                                     39,997            79,369
      Accounts receivable, trade                                     584,546           234,761
      Inventories                                                    938,519           867,532
      Prepaid expenses                                                62,881            54,822
                                                                ------------      ------------

                  Total current assets                             1,670,883         1,259,090
                                                                ------------      ------------

Property, plant, and equipment, at cost                           11,183,443        12,134,970
Accumulated depreciation                                          (8,236,577)       (8,901,591)
                                                                ------------      ------------

                  Total property, plant, and equipment, net        2,946,866         3,233,379
                                                                ------------      ------------

Other assets
      Cash value of life insurance                                 1,126,916         1,067,168
      Deposits                                                         1,904               874
      Art and development costs                                       60,253            82,227
                                                                ------------      ------------

                  Total other assets                               1,189,073         1,150,269
                                                                ------------      ------------

Total assets                                                    $  5,806,822      $  5,642,738
                                                                ============      ============

(1) Derived from the audited  financial  statements  for the year ended December
    31, 2003.

                 See accompanying notes and accountant's report.

                                        3

                                   JOEL, INC.
                            D/B/A SIMON CANDY COMPANY
                                  AND PHARMALOZ
                               (An S Corporation)

                                 BALANCE SHEETS

                    SEPTEMBER 30, 2004 AND DECEMBER 31, 2003

                      LIABILITIES AND STOCKHOLDERS' EQUITY

                                                September 30,   December 31,
                                                    2004           2003
                                                 (Unaudited)        (1)
                                                 ----------     -----------
Current liabilities
      Line of credit                             $  199,710     $  287,012
      Current maturities of long-term debt           81,080         73,576
      Accounts payable, trade                       401,416        215,198
      Cash overdraft                                248,884           --
      Accrued liabilities
          Payroll                                    38,662         45,923
          Payroll taxes                               8,483          3,776
          Self-funded health insurance               37,677         34,829
      Notes payable, stockholders                   540,410        524,550
                                                 ----------     ----------

                  Total current liabilities       1,556,322      1,184,864
                                                 ----------     ----------

Long-term liabilities
      Notes payable, long-term maturities           424,512        481,711
                                                 ----------     ----------

Stockholders' equity
      Common stock, par value $10 per share;
       authorized 1,000 shares, issued
       and outstanding 1,000 shares                  10,000         10,000
      Additional paid-in capital                      8,000          8,000
      Retained earnings                           3,779,542      3,927,166
      Accumulated other comprehensive income
          Unrealized gain on investments             28,446         30,997
                                                 ----------     ----------

                  Total stockholders' equity      3,825,988      3,976,163
                                                 ----------     ----------

Total liabilities and stockholders' equity       $5,806,822     $5,642,738
                                                 ==========     ==========

(1) Derived from the audited  financial  statements  for the year ended December
    31, 2003.

                 See accompanying notes and accountant's report.

                                        4

                                   JOEL, INC.
                            D/B/A SIMON CANDY COMPANY
                                  AND PHARMALOZ
                               (An S Corporation)

                      STATEMENTS OF OPERATIONS - UNAUDITED

                  NINE MONTHS ENDED SEPTEMBER 30, 2004 AND 2003

                                                 2004             2003
                                             ------------     ------------

Net sales                                    $ 4,704,703      $ 4,212,075

Cost of sales                                  3,757,315        3,538,151
                                             -----------      -----------

Gross Profit                                     947,388          673,924
                                             -----------      -----------

Operating expenses
      Sales and marketing                         99,160          110,064
      Administrative                             943,680          941,284
                                             -----------      -----------

Total operating expenses                       1,042,840        1,051,348
                                             -----------      -----------

Operating loss                                   (95,452)        (377,424)
                                             -----------      -----------

Other income (expense)
      Net miscellaneous income (expense)            (776)         (10,461)
      Interest expense                           (51,396)         (47,332)
                                             -----------      -----------

Total other income (expense)                     (52,172)         (57,793)
                                             -----------      -----------

Net loss                                     $  (147,624)     $  (435,217)
                                             ===========      ===========

                 See accompanying notes and accountant's report.

                                        5

                                   JOEL, INC.
                            D/B/A SIMON CANDY COMPANY
                                  AND PHARMALOZ
                               (An S Corporation)

                 STATEMENTS OF COMPREHENSIVE INCOME - UNAUDITED

                  NINE MONTHS ENDED SEPTEMBER 30, 2004 AND 2003

                                                   2004           2003
                                                -----------    ----------

Net loss                                        $(147,624)     $(435,217)

Unrealized gain (loss) on securities
      Unrealized holding gains (losses) on
       securities arising during the period        (2,551)        25,241
                                                ---------      ---------

Comprehensive loss                              $(150,175)     $(409,976)
                                                =========      =========

                 See accompanying notes and accountant's report.

                                        6

                                   JOEL, INC.
                            D/B/A SIMON CANDY COMPANY
                                  AND PHARMALOZ
                               (An S Corporation)

                     STATEMENTS OF CASH FLOWS - UNAUDITED

                  NINE MONTHS ENDED SEPTEMBER 30, 2004 AND 2003

                                                                              2004          2003
                                                                          -----------    ----------
Cash flows from operating activities
      Net loss                                                            $(147,624)     $(435,217)
      Adjustments to reconcile net loss to net cash
       provided by (used in) operating activities
          Depreciation                                                      292,939        353,914
          Amortization                                                       76,054         45,000
          (Gain) loss on sale of equipment                                   12,161         (8,146)
          Interest accrued on stockholder notes                              15,860         17,550
          (Increase) decrease in
              Accounts receivable, trade                                   (349,785)       (16,280)
              Inventories                                                   (70,987)      (289,429)
              Prepaid expenses and other assets                              (8,059)         2,108
          Increase (decrease) in
              Accounts payable, trade                                       186,218        214,938
              Accrued liabilities                                               294          2,932
                                                                          ---------      ---------

                  Net cash provided by (used in)
                   operating activities                                       7,071       (112,630)
                                                                          ---------      ---------

Cash flows from investing activities
      Increase in cash value of life insurance                              (59,748)       (62,958)
      Purchase of equipment                                                 (21,587)       (11,500)
      Proceeds form sale of investments                                      36,820           --
      Proceeds from sale of equipment                                         3,000         69,773
      Purchase of art and development costs                                 (54,080)       (52,425)
      Increase in deposits                                                   (1,030)          --
                                                                          ---------      ---------

                  Net cash used in investing activities                     (96,625)       (57,110)
                                                                          ---------      ---------

Cash flows from financing activities
      Net advances (repayments) on line of credit                           (87,302)      (193,875)
      Proceeds from long-term debt                                             --          600,000
      Payments on long-term debt                                            (49,694)       (27,086)
      Cash overdraft                                                        248,884           --
                                                                          ---------      ---------

                  Net cash provided by financing activities                 111,888        379,039
                                                                          ---------      ---------

Net increase in cash and cash equivalents                                    22,334        209,299

Cash and cash equivalents - beginning                                        22,606          2,849
                                                                          ---------      ---------

Cash and cash equivalents - ending                                        $  44,940      $ 212,148
                                                                          =========      =========

                                   (continued)

                                        7

                                   JOEL, INC.
                            D/B/A SIMON CANDY COMPANY
                                  AND PHARMALOZ
                               (An S Corporation)

                      STATEMENTS OF CASH FLOWS - UNAUDITED

             NINE MONTHS ENDED SEPTEMBER 30, 2004 AND 2003 (Cont'd)

Supplemental disclosures of cash flow information
      Cash paid during the year for interest                              $35,280        $29,782
                                                                          =======        =======

                 See accompanying notes and accountant's report.

                                        8

                                   JOEL, INC.
                            D/B/A SIMON CANDY COMPANY
                                  AND PHARMALOZ
                               (An S Corporation)

1.         SUMMARY OF ACCOUNTING POLICIES

           INCORPORATION

           Joel,  Inc. d/b/a Simon Candy Company and Pharmaloz (the Company) was
           incorporated  on June 12, 1973 under the laws of the  Commonwealth of
           Pennsylvania  for the purpose of  manufacturing  hard candy and cough drops. The accompanying  financial  statements include the results of operations of the Company's two divisions, Simon Candy and Pharmaloz, which are considered to be one operating segment.

           ESTIMATES

           The preparation of financial statements in conformity with accounting principles  generally  accepted  in  the  United  States  of  America requires management to make estimates and assumptions that affect the reported  amounts  of  assets  and  liabilities  at the  date  of the financial  statements,  and  the  reported  amounts  of  revenue  and expenses  during the reporting  period.  Actual  results could differ from those estimates.

           CASH EQUIVALENTS

           The Company  considers  all highly  liquid debt  instruments  with an original maturity of three months or less to be cash equivalents.

           ALLOWANCE FOR DOUBTFUL ACCOUNTS

           The Company considers  accounts  receivable to be fully  collectible;
           accordingly, no allowance for doubtful accounts is required. Bad debt expense in the amount of zero and $75,874 for the nine months  ending
           September 30, 2004 and 2003 were determined and were expensed.

           Trade accounts receivable  potentially subjects the Company to credit risk.  The  Company  extends  credit to its  customers  based upon an evaluation of the customer's  financial  condition and credit history and generally does not require collateral.

           INVESTMENTS

           The Company  classifies its marketable debt and equity  securities as
           "available for sale."  Securities  classified as "available for sale"
           are carried in the financial statements at fair value. Fair values of equity  securities are based on quoted market prices.  Realized gains and losses,  determined using the specific identification method, are included  in earnings  and  unrealized  holding  gains and losses are reported as a separate component of stockholders' equity.

                                  (continued)

                                       9

                                   JOEL, INC.
                            D/B/A SIMON CANDY COMPANY
                                  AND PHARMALOZ
                               (An S Corporation)

1.         SUMMARY OF ACCOUNTING POLICIES (Cont'd)

           INVENTORY

           Inventory  is  valued  at the  lower  of cost  or  market  using  the first-in, first-out method.

           PROPERTY, PLANT, AND EQUIPMENT

           Property,  plant, and equipment are carried at cost.  Depreciation is computed using the straight-line  method.  When assets are retired or otherwise disposed of, the cost and related accumulated  depreciation are removed  from the  accounts,  and any  resulting  gain or loss is reflected  in income  for the  period.  The cost of  maintenance  and repairs  is  charged  to  income  as  incurred,  whereas  significant renewals and  betterments are capitalized and deductions are made for retirements resulting from the renewals or betterments.

           REVENUE RECOGNITION

           Sales are  recognized  when the  product is  delivered  and  customer acceptance is obtained. Sales returns and allowances are immaterial.

           SHIPPING AND HANDLING

           Shipping and  handling  are included as part of the price  offered to the  customer.  In all  cases,  costs  related  to this  revenue  are recorded in cost of sales.

           COMPREHENSIVE INCOME

           In 1998,  the  Company  adopted  Statement  of  Financial  Accounting
           Standards (SFAS) No. 130, "Reporting  Comprehensive Income." SFAS No.
           130 establishes  reporting  requirements of comprehensive  income and its components.  Comprehensive income for the Company consists of net loss and unrealized gains and losses on available for sale securities
           and  is  presented  in  the   statement  of   comprehensive   income.
           Accumulated  other  comprehensive  income is  presented as a separate component of equity.

           INCOME TAXES

           Effective  January 1, 1987, the Company elected by unanimous  consent of  its  stockholders  to be  taxed  as an S  Corporation  under  the provisions of the Internal Revenue Code. Under these provisions,  the
           Company does not pay federal or state  corporate  income taxes on its taxable income.  Instead,  the stockholders are liable for individual federal  and state  income  taxes on their  respective  shares of the
           Company's taxable income.

                                  (continued)

                                       10

                                   JOEL, INC.
                            D/B/A SIMON CANDY COMPANY
                                  AND PHARMALOZ
                               (An S Corporation)

1.         SUMMARY OF ACCOUNTING POLICIES (Cont'd)

           ADVERTISING

           Advertising  costs are  expensed  within the period in which they are utilized.  For the nine  months  ended  September  30, 2004 and 2003, advertising  expense in the amount of $4,924 and $3,064 is  presented as part of operating expenses.

           ART AND DEVELOPMENT COSTS

           Art and  development  costs  are  costs for  printing  dies,  artwork design, and cutting dies for the candy and cough drop wrappers. These costs are amortized on a  straight-line  basis over a period of three years.

           IMPAIRMENT

           The  Company  reviews  its  long-lived  assets for  impairment  on an exception basis whenever events or changes in circumstances  indicate that the carrying amount of the assets may not be recoverable through future cash flows.  If it is determined  that an impairment  loss has occurred  based on the expected  cash flows,  a loss is recognized in the statement of operations and retained earnings.

           BASIS OF PRESENTATION

           The financial  statements  have been prepared by  management.  In the
           opinion  of  management,   all  adjustments   necessary  for  a  fair
           presentation  of the financial  position,  results of operations  and cash flows, for the periods indicated, have been made.

           NEW ACCOUNTING PRONOUNCEMENTS

           The Company has  considered  new  accounting  pronouncements  and has determined  that  no new  accounting  pronouncements  had a  material impact on the financial  reporting  process for the nine months ended
           September 30, 2004 and 2003.

2.         INVESTMENTS

           Available for sale  securities and their fair values at September 30,
           2004 and December 31, 2003 are as follows:

                                                        Gross          Gross
                                                      Unrealized    Unrealized
            September 30, 2004         Cost              Gains         Losses     Fair Value
           ---------------------    -----------     --------------  -----------  -----------

           Common stock             $ 11,380           $ 34,977      $ (6,531)     $ 39,826
           Other                         171               --            --             171
                                    -----------        --------      --------      --------

                                    $ 11,551           $ 34,977      $ (6,531)     $ 39,997
                                    ===========        ========      ========      ========

                                    (continued)

                                       11

                                   JOEL, INC.
                            D/B/A SIMON CANDY COMPANY
                                  AND PHARMALOZ
                               (An S Corporation)

2.         INVESTMENTS (Cont'd)

                                                        Gross          Gross
                                                      Unrealized    Unrealized
            December 31, 2004          Cost              Gains         Losses     Fair Value
           ---------------------    -----------     --------------  -----------  -----------

           Common stock             $ 48,143           $ 46,785      $(15,788)     $ 79,140
           Other                         229               -             -              229
                                    -----------        --------      --------      --------
           Equity securities        $ 48,372           $ 46,785      $(15,788)     $ 79,369
                                    ===========        ========      ========      ========

3.         INVENTORIES

           Inventories  at  September  30, 2004 and December 31, 2003 consist of the following:

                                                                        2004         2003
                                                                      ----------   --------

           Raw materials                                              $687,662     $644,504
           Finished goods                                              250,857      223,028
                                                                      --------     --------
                                                                      $938,519     $867,532
                                                                      ========     ========

4.         CASH VALUE OF LIFE INSURANCE

           The cash value of life  insurance  is recorded net of policy loans of
           $71,785 and $61,598 at September 30, 2004 and December 31, 2003.

                                  (continued)

                                       12

                                   JOEL, INC.
                            D/B/A SIMON CANDY COMPANY
                                  AND PHARMALOZ
                               (An S Corporation)

5.         PROPERTY, PLANT, AND EQUIPMENT

           A summary of property, plant, and equipment at September 30, 2004 and
           December 31, 2003 as follows:

                                         Estimated
                                        Useful Lives         2004             2003
                                       -------------    --------------    ------------

           Land                                --       $    146,458      $    146,458
           Buildings                    10-40 Years        3,530,898         3,571,612
           Machinery and equipment      3-10 Years         7,112,736         7,655,527
           Autos and trucks             3-5 Years            108,672           119,934
           Furniture and fixtures       3-10 Years           284,679           635,788
           Leasehold improvements       5 Years                 --               5,651
                                                        ------------      ------------

                                                          11,183,443        12,134,970
           Accumulated depreciation                       (8,236,577)       (8,901,591)
                                                        ------------      ------------

                                                        $  2,946,866      $  3,233,379
                                                        ============      ============

           Depreciation  expense  totaled  $292,939  and  $353,914  for the nine months ended September 30, 2004 and 2003.

6.         LINE OF CREDIT

           The Company has  available for its use a line of credit with M&T Bank in the amount of $700,000 at  September  30,  2004 and  December  31,
           2003. Any amounts borrowed are payable on demand and bear interest at the bank's prime rate plus 0.5% (5.25% at September 30, 2004 and 4.5%
           at December  31,  2003).  The amount  advanced  against  this line of credit  totaled  $199,710 and  $287,012 as of September  30, 2004 and
           December 31,  2003.  This  agreement is secured by various  corporate assets and four life insurance policies on the officers.  The line of credit agreement expires April 15, 2008.

7.         NOTES PAYABLE - STOCKHOLDERS

           Notes  payable,  in the amount of $540,410 at September  30, 2004 and
           $524,550 at December 31, 2003 to stockholders Kristin Deck and Andrew
           Deck were payable  upon demand and bore  interest at 5.43% per annum.
           No annual principal  repayments were required per the note agreement.
           However,  these  notes  are  subordinate  to the M&T Bank debt and no payments  shall be demanded or required  until such time as repayment is permitted  under the terms of the Company's  commercial  financing agreement.  Interest  continues  to be accrued  during  the  deferral period until the notes were reclassified  into accounts payable.  For the nine month  periods ended  September 30, 2004 and 2003,  interest expense was $15,860 and $17,550.

                                  (continued)

                                       13

                                   JOEL, INC.
                            D/B/A SIMON CANDY COMPANY
                                  AND PHARMALOZ
                               (An S Corporation)

8.         LONG-TERM DEBT

           Long-term  debt at September  30, 2004 and December 31, 2003 consists of the following:

                                                                                        2004           2003
                                                                                   -----------      ----------

           Capital Lease Payable - Susquehanna Commercial  Leasing requires monthly payments of $182 including interest at 11% through March
           2007.                                                                   $     4,701        $  -

           Note  payable  - M&T Bank,  requires  monthly  payments  of $8,863 including  interest  at  6.25%  through  April  2008.  The note is
           secured by virtually all assets of the Company.                             500,891         555,287
                                                                                   -----------      ----------

                                                                                       505,592         555,287

           Less current portion                                                         81,080          73,576
                                                                                   -----------      ----------

           Total notes payable - long-term                                         $   424,512      $  481,711
                                                                                   ===========      ==========

           Maturities  of  long-term  debt in each of the next four years are as follows:

             For the 12 Months Ended
           ---------------------------

               September 30, 2005                                                                   $   81,080
               September 30, 2006                                                                       85,508
               September 30, 2007                                                                       89,142
               September 30, 2008                                                                      249,862
                                                                                                    ----------

                                                                                                    $  505,592
                                                                                                    ==========
9.         LOAN COVENANTS

           There  are  certain  financial  covenants  applicable  to the line of credit and term loan  agreement  pertaining  to current  ratio,  debt coverage ratio, and tangible net worth. The Company met each of these financial covenants as of September 30, 2004 and December 31, 2003.

                                  (continued)

                                       14

                                   JOEL, INC.
                            D/B/A SIMON CANDY COMPANY
                                  AND PHARMALOZ
                               (An S Corporation)

10.        OPERATING LEASES

           The  Company  leases  computer  equipment  and  lab  equipment  under non-cancelable  operating  leases expiring through August 2007. Lease expense  under  these  operating  leases  for the nine  months  ended
           September 30, 2004 and 2003 was $17,118 and $24,005.

           Future minimum lease  payments  under all operating  leases for years ending September 30 are as follows:

                       2005                               $    22,031
                       2006                                    17,933
                       2007                                    10,848
                                                          -----------

                                                          $    50,812
                                                          ===========

11.        SELF-FUNDING GROUP INSURANCE RESERVE

           The Company  administers a limited  self-funding group insurance plan for the medical and dental health benefits of its employees. Employee medical claims are paid by the Company as incurred up to a maximum of
           $25,000  per  person  per year.  A  "stop-loss"  insurance  policy is carried by the Company to cover  individual  medical claims in excess of  $25,000.  Employee  dental  claims  are  paid by the  Company  as incurred  up to a limit of $1,000 per person per year.  At  September
           30, 2004 and  December 31, 2003, a reserve of $37,677 and $34,829 has been established by the Company to settle claims and for incurred but not reported claims.

12.        PENSION PLAN

           In October  1987,  the  Company  adopted a 401(k)  plan.  The Company contributes  $10 on the first $2 each employee  contributes per week.
           If the employee  contributes greater than $2, the Company matches 50%
           of employee contributions to the plan up to 5% of total compensation.
           For the periods ended September 30, 2004 and 2003 pension expense was
           $47,702 and $48,543.

                                  (continued)

                                       15

                                   JOEL, INC.
                            D/B/A SIMON CANDY COMPANY
                                  AND PHARMALOZ
                               (An S Corporation)

13.        SIGNIFICANT CUSTOMERS

           The Company made sales to the following company,  which is considered to  be  a  significant  customer.  Revenues  earned  from  all  other customers  included those whose  revenues  earned during the year did not constitute more than 10% of the total.

                         Percentage of Accounts          Percentage of Net Sales,
                              Receivable at                 Nine Months Ended
                         -----------------------         ------------------------
                      September 30,    December 31,    September 30,   September 30,
                          2004            2003             2004             2003
                      -------------   -------------    -------------  --------------

         The Quigley
          Corporation      42%              7%              58%             47%

14.        SIGNIFICANT SUPPLIERS

           The Company made  purchases from the following  companies,  which are considered to be significant suppliers.  However, management believes that  alternative  suppliers of equivalent  products are available if these vendors are unable to provide necessary products or services.

                                                                        Total Purchases,
                                                                       Nine Months Ended
                                                        --------------------------------------
                                                             September 30,       September 30,
                                                                 2004                2003
                                                        --------------------     -------------

           The American Sugar Refining Co.                        6%                  9%
           C-P Converters, Inc.                                   4%                  6%

15.        EXCLUSIVE SUPPLY AGREEMENT

           On March 17,  1997,  the Company  entered  into an  exclusive  supply agreement with The Quigley Corporation.  An amendment to the original agreement was signed which is effective  for an additional  period of two years from March 17, 2004.

16.        ASSET SALE

           Effective October 1, 2004, the Company sold substantially all assets, exclusive of trade accounts  receivable and life insurance  policies, to The Quigley Corporation for $5,100,000.

                                       16